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                              GENESEE CORPORATION
                                AND SUBSIDIARIES

                                   EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Genesee Corporation (the "Company") on Form 10-Q for the fiscal quarter ending January 29, 2005 as filed with the Securities and Exchange commission on the date hereof (the "Report") I, Steven
M. Morse, President (as Principal Executive Officer) of the Company, certify pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (ii) The information contained in the Report presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ Steven M. Morse
                                         --------------------------------------
                                         Steven M. Morse
                                         President (Principal Executive Officer)
                                         March 14, 2005

                            CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Genesee Corporation (the "Company") on Form 10-Q for the fiscal quarter ending January 29, 2005 as filed with the Securities and Exchange commission on the date hereof (the "Report") I, Steven
M. Morse, Treasurer (as Principal Financial Officer) of the Company, certify pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (iii) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (iv) The information contained in the Report presents, in all material respects, the financial condition and results of operations of the Company.

                                         /s/ Steven M. Morse
                                         ---------------------------------------
                                         Steven M. Morse
                                         Treasurer (Principal Financial Officer)
                                         March 14, 2005